EXHIBIT 13.2

Certification of Chief Financial Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Monique van Oord, Chief Financial Officer of Teryl Resources Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Registration Statement and Annual Report on Form 20-F, as amended by this Amendment No. 3 on Form 20-F/A of Teryl Resources Corp. for the year ended May 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Teryl Resources Corp.

Richmond, British Columbia, Canada

by: /s/ Monique van Oord
January 21, 2008.

Monique van Oord

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Teryl Resources Corp. and will be retained by Teryl Resources Corp. and furnished to the Securities and Exchange Commission or its staff upon request.